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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 7, 2003

                                   ----------

                         COMMISSION FILE NUMBER 1-12584

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
DELAWARE                           SHEFFIELD PHARMACEUTICALS, INC.             13-3808303
(State of other jurisdiction of    (Exact name of registrant as specified      (I.R.S. Employer
incorporation or organization)     in its charter)                             Identification No.)
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   3136 Winton Road South, Suite 201, Rochester, New York              14623
  --------------------------------------------------------         -----------
        (Address of principal executive officers)                   (Zip Code)

        Registrant's telephone number, including area code (585) 292-0310

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      ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

         On March 6, 2003, Sheffield Pharmaceuticals, Inc., a Delaware corporation, issued a press release, a copy of which is attached hereto as
Exhibit 99.4 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit Number            Description
--------------            -----------

     99.4 Press Release dated March 6, 2003 issued by Sheffield Pharmaceuticals, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SHEFFIELD PHARMACEUTICALS, INC.


Dated:  March 7, 2003                     By: /s/ Thomas M. Fitzgerald
                                              ----------------------------------
                                          Thomas M. Fitzgerald
                                          President and Chief Executive Officer


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                                INDEX TO EHIBITS

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
EXHIBIT
NUMBER           DESCRIPTION
-------          -----------
99.4             Press Release dated March 6, 2003 issued by Sheffield
                 Pharmaceuticals, Inc.
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